IMPAIRMENT	12 Months Ended
Dec. 31, 2022
Impairment Of Assets [Abstract]
IMPAIRMENT	IMPAIRMENT
The Company's impairment expense in respect of the following CGUs for the year ended December 31, 2022 was as follows:

	Operating mining properties	Non-operating mining properties	Total(i)	Attributable to Yamana equity holders	Non-controlling interests
Cerro Moro	$169.3	$—	$169.3	$169.3	$—
Minera Florida	45.6	—	45.6	45.6	—
MARA	—	1,086.3	1,086.3	611.0	475.3
Suyai	—	242.2	242.2	242.2	—
Jeronimo	—	122.4	122.4	69.4	53.0
La Pepa	—	99.9	99.9	80.0	19.9
Lavra Velha	—	10.8	10.8	10.8	—
Don Sixto	—	3.8	3.8	3.8	—
Exploration - Argentina regional	—	113.2	113.2	113.2	—
Exploration - USA regional	—	29.2	29.2	29.2	—
Total impairment	$214.9	$1,707.8	$1,922.7	$1,374.5	$548.2
(i)The total impairment expense was attributable to the following reportable segments: Cerro Moro - $169.3 million, Minera Florida - $37.3 million, and Corporate and other assets - $1,716.1 million. Certain exploration properties associated with Minera Florida are included in the Corporate and other reportable segment but are included as part of the Minera Florida CGU for impairment testing purposes.

In the fourth quarter of 2022, the Company reviewed its cash-generating units ("CGUs") for indicators of impairment or impairment reversal and performed the annual impairment test for the Canadian Malartic CGU to which goodwill has been allocated.

On November 8, 2022, Yamana entered into an arrangement agreement with Pan American Silver Corp. (“Pan American”) and Agnico Eagle Mines Limited (“Agnico”) under which Pan American will acquire all of the issued and outstanding common shares of Yamana and Yamana will sell certain subsidiaries and partnerships that hold Yamana’s interests in its Canadian assets, including the Canadian Malartic mine, to Agnico. Yamana will receive total consideration valued at approximately $5,387.9 million, comprised of $2,509.3 million from Pan American and $2,878.6 million from Agnico (based on the closing share prices of Pan American and Agnico at December 31, 2022). The December 31, 2022 pre-impairment carrying amount of Yamana's non-Canadian and Canadian assets and liabilities was $3,743.9 million and $1,394.5 million, respectively.

The Pan American and Agnico arrangement is structured as an en bloc transaction, and one part of the transaction cannot exist without the other. The total transaction price under the Pan American and Agnico arrangement represents a premium over the pre-impairment carrying value of the total Yamana assets and liabilities. The transaction price attributable to the Canadian operations significantly exceeds their carrying value and the transaction price attributable to the non-Canadian operations is lower than their carrying value. IFRS accounting standards require an entity to assess its assets for indicators of impairment at the cash-generating unit level based on their individual recoverable amounts, or in this case, distinct from the total consideration of the combined offer. Accordingly, the transaction price attributed to the non-Canadian operations was considered to be an indicator of impairment, and the Company was required to perform further analysis, considering internal sources of information, to identify which of the non-Canadian CGUs should be tested for impairment. The Company also identified certain CGU specific impairment indicators as outlined below.

Further information on the arrangement agreement with Pan American and Agnico can be found in Note 36.
Indicators of Impairment

Given the consideration differential for the non-Canadian assets in the pending Pan American-Agnico transaction, the Company considered internal sources of information, as set out in IAS 36, to identify indicators of impairment for the non-Canadian CGUs within the scope of IAS 36; and facts and circumstances, as set out in IFRS 6, that may indicate exploration and evaluation assets should be tested for impairment for the non-Canadian CGUs within the scope of IFRS 6.

Having considered information and facts and circumstances including operating mine performance and performance in relation to other operating mines, relevant observable market transactions, and the uncertainties inherent in exploration stage properties and exploration potential - including the recent decline in the market value of exploration potential; the Company determined that impairment indicators existed for the Cerro Moro, Minera Florida, MARA, Suyai, Jeronimo, La Pepa, Lavra Velha, Don Sixto, and Argentinian and USA exploration pool CGUs. Accordingly, the FVLCD was compared against the carrying value for these CGUs, and based on the results of testing, the Company recognized an impairment expense for all these CGUs at December 31, 2022 - as set out in the table above.

No impairment indicators were identified for the Jacobina or El Peñón non-Canadian CGUs; valuations of the Company’s assets performed by management in the latter half of 2022 in connection with the transaction, and corroborated by an external valuator, showed a valuation range for Jacobina and El Peñón that far exceeded their carrying values. The Company therefore, considered that the consideration differential indicator did not apply to these CGUs.

Impairment Testing: Key Assumptions

The key assumptions used in the Company's impairment testing are summarized in the table below:

	2022(i)	2021(ii)
Long-term gold price per oz	$—	$1,550
Long-term silver price per oz	$—	$20.00
Long-term copper price per oz	$—	$3.00
WACC (real, post-tax)	—%	3.5%
Mineral Reserves - implied value multiple per oz	$291.00	$—
Mineral Resources - value multiple per oz	$18.00	$—

(i)The FVLCD for the Minera Florida, Cerro Moro, Jeronimo, Suyai, La Pepa, Lavra Velha, Don Sixto and Argentinian and USA exploration pool CGUs was determined using a multiples-based valuation method. Value multiples applied to the mineral reserves and mineral resources in the CGUs subject to impairment testing were determined as follows:
•Trading multiples obtained with the assistance of external valuation specialists for a population of pre-producing gold developers/exploration companies and senior gold developers were determined to be around $18/ounce and $120/ounce, respectively.
•The $18/ounce multiple observed for the gold developers/exploration was considered reasonable given these companies are pre-production and hold predominantly resources. Accordingly, the $18/ounce multiple was assigned to the Company’s mineral resources.
•The implied value multiple for the mineral reserves was based on assigning the $18/ounce multiple to the Company’s mineral resources based on a 63% mean weighting of mineral resources as a percentage of total mineral reserves and mineral resources for senior gold producers, and for the weighted average multiple for mineral reserves and mineral resources to equal $120/ounce, the resultant implied value multiple of the mineral reserves was determined to be $291/ounce.

This determination of FVLCD is considered to be Level 3 fair value measurement as the FVLCD is derived from valuation techniques that include inputs that are not based on observable market data.

The determination of FVLCD for the MARA CGU at December 31, 2022 was based on the consideration paid by Glencore to acquire Newmont's 18.75% interest in MARA during the fourth quarter of 2022, which took Glencore’s interest to 43.75%.

The determination of FVLCD for the Canadian Malartic CGU at December 31, 2022 was based on the consideration offered by Agnico as set out in the Pan American-Agnico Arrangement Agreement. Based on the value ascribed to the assets based on the Agnico transaction price, no impairment write down was required. Further information on the pending transaction can be found in Note 36.

(ii)In 2021, the recoverable amount of the Canadian Malartic CGU was determined based on the FVLCD, estimated based on discounted future estimated cash flows expected to be generated from the continued use of the CGU. In addition to commodity prices and the discount rate, the calculation included the following key assumptions:
•Production volumes: In calculating the FVLCD, the production volumes incorporated into the cash flow models based on detailed life of mine plans and take into account development plans for the mines agreed by management as part of the long-term planning process. Production volumes are dependent on a number of variables, such as: the recoverable quantities; the production profile; the cost of the development of the infrastructure necessary to extract the reserves; the production costs; the contractual duration of mining rights; and the selling price of the commodities extracted. As each producing mine has specific reserve characteristics and economic circumstances, the cash flows of the mines are computed using appropriate individual economic models and key assumptions established by management. The production profiles used were consistent with the reserves and resource volumes approved as part of the Company’s process for the estimation of proven and probable reserves, resource estimates and in certain circumstances, include expansion projects. These are then assessed to ensure they are consistent with what a market participant would estimate.
•Exchange rates: Foreign exchange rates are estimated with reference to external market forecasts and based on observable market data including spot and forward values. In the current year, there was a depreciation in the long-term rates of the local currencies in which the Company operates.

This determination of FVLCD is considered to be Level 3 fair value measurement as the FVLCD is derived from valuation techniques that include inputs that are not based on observable market data. The Company considered the inputs and the valuation approach to be consistent with the approach taken by market participants. Based on the testing performed, no impairment write down was required at December 31, 2021.

Sensitivity Analysis

The Company performed a sensitivity analysis on key assumptions and determined that no reasonably possible change in any of the key assumptions would cause the carrying value of the Canadian Malartic CGU to exceed its recoverable amount.

In relation to the CGUs that were impaired during the current year, any decrease in the key assumptions above would result in a further impairment write down.